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                                                                   Exhibit 10.43

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.
 NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                             STOCK PURCHASE WARRANT
                      To Purchase Shares of Common Stock of
                         CONTINUUS SOFTWARE CORPORATION

     THIS CERTIFIES that, for value received, _____________________________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to three years from the date hereof, but not thereafter, to subscribe for and purchase, from CONTINUUS SOFTWARE CORPORATION, a California corporation (the "Company"), ________ shares of Common Stock at a purchase price per share equal to the "Exercise Price" (as defined below). The purchase price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein.

     1. TITLE OF WARRANt. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 3 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. EXERCISE PRICE. The initial Exercise Price shall be equal to $3.40 per share.

     3. EXERCISE OF WARRANT. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time before the close of business on the date three years following the date hereof by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the office of the Company, located at 108 Pacifica, Irvine, California 92718 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant


                                       1.
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shall be entitled to receive a certificate for the number of shares of Common
Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

     Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

     The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

     5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

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     7. EXCHANGE AND REGISTRY OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

     The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     8. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     9. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     10. EARLY TERMINATION AND DILUTION.

     (a) MERGER, SALE OF ASSETS, ETC. If at any time the Company proposes to (i) effect a merger, reorganization or sale of substantially all of the assets of the Company in which the shareholders of the Company immediately prior to the transaction will hold less than 50% of the surviving entity (or its parent) immediately after the transaction, (ii) effect its initial public offering, provided such offering closes on or after January 1, 2000, or (iii) effect a registered public offering of the Company's shares other than the Company's initial public offering, then the Company shall give the holder of this Warrant thirty days notice of the proposed closing date of such transaction and if the Warrant has not been exercised by the closing date of such transaction it shall terminate.

     (b) ISSUE EXERCISE. In lieu of the cash payment set forth in paragraph 3 above, the Investor may elect to pay the Exercise Price by the surrender of Warrants ("Net Issuance") as determined below (without payment of any kind). If the Investor elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

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        X = Y(A-B)
            ------
              A

Where:  X = the number of shares of Common Stock to be issued to the holder.

        Y = the number of shares of Common Stock requested to be exercised under this Warrant.

        A = the fair market value of one share
            of the Company's Common Stock at the
            date of calculation.

        B = the Exercise Price (as adjusted to the date of such calculation).

        For purposes of the above calculation, current fair market value of the Common Stock shall mean with respect to each share of Common
        Stock:

               (I) if the exercise is in connection with an initial public offering and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value per share shall be the "Initial Price to Public" specified in the final prospectus with respect to the offering;

               (II) if this Warrant is exercised prior to and not in connection with the Company's initial public offering, then the current fair market value of the Common Stock shall be as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock pursuant to such merger or acquisition;

               (III) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

                    (a) if traded on a securities exchange, the fair market
               value shall be the average of the closing prices over a twenty-one (21) day period ending three days before the day


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               the current fair market value of the securities is being
               determined; or

                    (b) if actively traded over-the-counter, the fair market
               value shall be deemed to be the average of the closing bid and asked prices quoted on the Nasdaq system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined;

               (IV) if at any time after the Company's initial public offering the Common Stock is not listed on any securities exchange or quoted in the Nasdaq system or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock pursuant to such merger or acquisition.

     (c) RECLASSIFICATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

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     (d) CASH DISTRIBUTIONS. No adjustment on account of cash dividends or interest on the Company's Common Stock or other securities purchasable hereunder will be made to the purchase price under this Warrant.

     (e) AUTHORIZED SHARES. The Company covenants that it will authorize a sufficient number of shares of Common Stock to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that during the period this Warrant is outstanding, it will reserve from such authorized and unissued Common Stock, a sufficient number of shares of Common Stock to provide for the issuance of such stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

     11. MISCELLANEOUS.

     (a) ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

     (b) RESTRICTIONS. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

     IN WITNESS WHEREOF, CONTINUUS SOFTWARE CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  April 22, 1999

                                    CONTINUUS SOFTWARE
                                    CORPORATION



                                    By:
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                                    Name:
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                                    Title:
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                                 ASSIGNMENT FORM

                           (To assign the foregoing warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


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                                    (address)


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Holder's Signature:
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Holder's Address:
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                                                Dated ______________, _______

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.



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                               NOTICE OF EXERCISE

To:  CONTINUUS SOFTWARE CORPORATION

     (1) The undersigned hereby elects to purchase shares of Common Stock of CONTINUUS SOFTWARE CORPORATION pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


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                                     (Name)

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                                    (Address)

     (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



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         (Date)                                               (Signature)